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                                                        OMB APPROVAL
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                                  UNITED STATES
                       SECURITIES AND EXCHANCE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant toss.240.14a-12

                                  ComBanc, Inc.
                (Name of Registrant as Specified In its Charter)

                                 Douglas Harter
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


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      2)    Aggregate number of securities to which transaction applies:


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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      4)    Proposed maximum aggregate value of transaction:


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      5)    Total fee paid:


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                  Persons who are to respond to the collection of information contained in this form are not required to respond unless the
SEC 1913(12-03)   form displays a currently valid OMB control number.

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


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      2)    Form, Schedule or Registration Statement No.:


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      3)    Filing Party:


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      4)    Date Filed:


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

                    REQUEST FOR SPECIAL SHAREHOLDERS MEETING

To: Paul G. Wreede, Ronald R. Elwer, Gary A. DeWyer, Dwain I. Metzger, C. Stanley Strayer, and Richard R. Thompson, as Directors of COMBANC, INC., a Delaware corporation and Paul G. Wreede, as President of COMBANC, Inc.

Fr:     The Undersigned Shareholder(s) of COMBANC, INC.

Re:     Call for Special Meeting of Shareholders of COMBANC, INC.

[When used in this document, the terms "Shareholders" and "Stockholders" are synonymous.]

Pursuant to Section 1.2 of the Bylaws of COMBANC, INC., a Delaware corporation, the undersigned as part of a group of three or more stockholders of COMBANC, INC., owning in the aggregate, not less than twenty-five percent (25%) of the stock of COMBANC, INC., hereby call a Special Meeting of the Shareholders of COMBANC, INC. to be held at the main office of COMBANC, INC., 229 East Second Street, Delphos, Ohio 45833, on Saturday, June 19, 2004, at 1:00 P.M.

The purpose of the meeting is to determine by a vote of a simple majority of the shareholders of COMBANC, Inc., whether or not to:

      A. Amend Section 2.3 of the Bylaws of COMBANC, Inc. to replace the current language with the following language:

      SECTION 2.3. NUMBER AND TERMS OF DIRECTORS. The number of directors which shall constitute the whole board shall be not less than one (1) or more than twenty-five (25). The number of directors which shall constitute the Board of Directors upon the date of adoption of this section shall be seven (7). Thereafter, the number of directors which shall constitute the Board of Directors for each year shall be determined by the Board of Directors.

      B. Amend Section 2.8 of the Bylaws of COMBANC, Inc. to replace the current language with the following language:

      SECTION 2.8. VACANCIES. If the office of any Director becomes vacant because of removal of any Director by the Shareholders, the Shareholders shall elect a successor Director for the unexpired term of the removed Director. No Director shall be entitled to resign during the period commencing on the date when Notice of a Special Meeting has been given in accordance with Section 1.2 of the Bylaws of this corporation until the Special Meeting has been adjourned sine die. If the office of any Director becomes vacant by reason of death, permitted resignation, disqualification, removal or other cause, the majority of the Directors remaining in office, although less than a quorum, or the shareholders, may elect a successor for the unexpired term and until his/her successor is elected and qualified.

      C. Remove all of the current members of the Board of Directors of COMBANC, Inc. pursuant to Section 2.4 of the Bylaws: Paul G. Wreede, Ronald R. Elwer, Gary A. DeWyer, Dwain I. Metzger, C. Stanley Strayer, and Richard
      R. Thompson, and replace the with the following proposed slate of
      Directors: Jerry Grace, William C. Massa, Rick A. Miller, Patricia M. Morris, Thomas R. Odenweller, and Harold L. Connell.

Pursuant to Section 2.2 of the Bylaws of COMBANC, Inc., the undersigned hereby give notice to Paul G. Wreede, President of COMBANC, Inc., of the nomination of Jerry Grace, William C. Massa, Rick A. Miller, Patricia M. Morris, Thomas R. Odenweller, and Harold L. Connell as Directors of COMBANC, Inc., should the existing Board of Directors of COMBANC, Inc. be removed at the Special Meeting of Shareholders of COMBANC, Inc. This notice is being given at least fourteen
(14) days and not more than fifty (50) days prior to the date of the Special Meeting.

Pursuant to Sections 1.3 and 6.3 of the Bylaws of COMBANC, Inc., the Board of Directors is requested to fix a record date at least ten (10) and not more than sixty (60) days before the date of the Special Meeting of Shareholders at which time there shall be determined the stockholders who are entitled to notice of or to vote at the Special Meeting of Stockholders or any adjournment thereof and to give notice of the place, date, and time of the Special Meeting of Stockholders not less than ten (10) nor more than sixty (60) days before the date on which the Special Meeting is to be held.

The original of this document is being delivered to Paul G. Wreede, in his capacity as a Director and President of COMBANC, Inc. A copy of this document is being delivered to Ronald R. Elwer, Gary A. DeWyer, Dwain I. Metzger, C. Stanley Strayer, and Richard R. Thompson in their capacity as members of the Board of Directors of COMBANC, Inc.

[The remainder of this page is left blank.]


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

Dated on this ____ day of ______________, 2004.

My/Our shares are owned in the following name(s): ______________________________

_______________________________________________________________________.

I/We own a total of ___________ shares.

_______________________________________  _______________________________________
Signature of Shareholder                 Signature of Shareholder

_______________________________________  _______________________________________
Print Name of Shareholder                Print Name of Shareholder

_______________________________________  _______________________________________
Street Address of Shareholder            Street Address of Shareholder

_______________________________________  _______________________________________
City, State and Zip Code of Shareholder  City, State and Zip Code of Shareholder

                                NOTARY PROVISION

STATE OF _____________________)
                              )
COUNTY OF ____________________) SS:

Before me the undersigned authority personally appeared_________________________ _______________________________________________________________________, who
signed the foregoing REQUEST FOR SPECIAL SHAREHOLDERS MEETING who is/are personally known to me or who produced the following identification:
________________________________________________________________________________
_______________________________________________________________________________.

Dated this ___ day of _____________, 2004.


                                            ____________________________________
                                            NOTARY PUBLIC
My Commission Expires:
                                            (Affix Seal)


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

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

      The following is a list of the names of stockholders, if any, of the persons who may be deemed "participants" in the solicitation of proxies in connection with the proposed slate of directors by Douglas Harter: Douglas Harter, who beneficially owns 169,564 shares of the Company's Common Stock; William C. Massa, who beneficially owns 290 shares of the Company's Common Stock; Rick A. Miller, who beneficially owns 264 shares of the Company's Common Stock; Patricia M. Morris, who beneficially owns 2,250 shares of the Company's Common Stock (and who disclaims beneficial ownership of 5,808 shares held by Vanamatic Company of which she is a minority stockholder, officer and director); Thomas R. Odenweller, who does not own any shares of the Company's Common Stock; Jerry L. Grace, who beneficially owns 100 shares of the Company's Common Stock; and Harold L. Connell, who does not own shares of the Company's Common Stock.

                     RECOMMENDATION TO READ PROXY STATEMENT

      A proxy statement will be prepared and disseminated to stockholders with respect to the solicitation of votes for the slate of directors proposed by Mr. Harter. Stockholders should read this proxy statement because it contains important information. Stockholders will be able to obtain copies of the proxy statement, related materials and other documents filed with the Securities and Exchange Commission without charge, when such documents become available, at the Commission's website at http://www.sec.gov. Stockholders will also be able to obtain copies of the proxy statement and related materials without charge, when available, by written request from Douglas Harter, 9818 W. State Road, Delphos, Ohio 45833.


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